Exhibit 4.6

SECOND SUPPLEMENTAL INDENTURE

(Global Ship Lease 37 LLC)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of 15 January, 2020, among Global Ship Lease, Inc., a Marshall Islands corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Global Ship Lease 37 LLC (the “Guaranteeing Subsidiary”), a subsidiary of the Issuer and Citibank, N.A., London Branch, as trustee (the “Trustee”) and as security agent (the “Security Agent”).

WITNESSETH

WHEREAS, the Issuer the Guarantors, the Trustee and the Security Agent have heretofore executed and delivered an indenture dated as of October 31, 2017 (as supplemented by the First Supplemental Indenture, dated as of December 20, 2018, the “Indenture”) relating to the Issuer’s 9.875% First Priority Secured Notes due 2022 (the “Notes”);

WHEREAS, all of the assets and liabilities of Global Ship Lease 3 Limited (the “Predecessor Guarantor”), a Guarantor under the Indenture, have, or will be simultaneously with the execution of this Supplemental Indenture, transferred to the Guaranteeing Subsidiary in connection with a reorganization of the Predecessor Guarantor in an Eligible Jurisdiction (the “Reorganization”) in accordance with the terms and conditions of the Indenture;

WHEREAS, in connection with the Reorganization, the Predecessor Guarantor will be automatically and unconditionally released and discharged from all of its obligations under the Indenture, the Notes, and the Guarantees, as the case may be, pursuant to the terms of the Indenture and as contemplated by that certain Resignation and Release Deed, dated 15 January 2020, and simultaneously therewith, the Guaranteeing Subsidiary shall succeed to, and be substituted for, the Predecessor Guarantor (so that from and after the date of the Reorganization, the provisions of the Indenture referring to the Predecessor Guarantor shall refer instead to the Guaranteeing Subsidiary), and in furtherance thereof, the Guaranteeing Subsidiary is executing and delivering to the Trustee this Supplemental Indenture pursuant to which the Guaranteeing Subsidiary will unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Security Agent are authorized to execute and deliver this Supplemental Indenture to the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

1

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Indenture, including, but not limited, to Article Ten thereof.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE AND THE SECURITY AGENT. Neither the Trustee nor the Security Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  15 January, 2020

GLOBAL SHIP LEASE 37 LLC

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact

GLOBAL SHIP LEASE, INC.

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
3

GLOBAL SHIP LEASE SERVICES LIMITED

GLOBAL SHIP LEASE 3 LIMITED

GLOBAL SHIP LEASE 4 LIMITED

GLOBAL SHIP LEASE 5 LIMITED

GLOBAL SHIP LEASE 6 LIMITED

GLOBAL SHIP LEASE 7 LIMITED

GLOBAL SHIP LEASE 8 LIMITED

GLOBAL SHIP LEASE 9 LIMITED

GLOBAL SHIP LEASE 12 LIMITED

GLOBAL SHIP LEASE 13 LIMITED

GLOBAL SHIP LEASE 14 LIMITED

GLOBAL SHIP LEASE 15 LIMITED

GLOBAL SHIP LEASE 16 LIMITED

GLOBAL SHIP LEASE 20 LIMITED

GLOBAL SHIP LEASE 21 LIMITED

GLOBAL SHIP LEASE 22 LIMITED

GLOBAL SHIP LEASE 23 LIMITED

GSL ALCAZAR INC.

GLOBAL SHIP LEASE 38 LLC

as Guarantors

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
4

CITIBANK, N.A., LONDON BRANCH as Trustee

By:	/s/ Cristina Volc
Authorized Signatory
Vice President

CITIBANK, N.A., LONDON BRANCH, as Security Agent

By:	/s/ Cristina Volc
Authorized Signatory
Vice President
5

SECOND SUPPLEMENTAL INDENTURE

(Global Ship Lease 39 LLC)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of 17 February, 2020, among Global Ship Lease, Inc., a Marshall Islands corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Global Ship Lease 39 LLC (the “Guaranteeing Subsidiary”), a subsidiary of the Issuer and Citibank, N.A., London Branch, as trustee (the “Trustee”) and as security agent (the “Security Agent”).

WITNESSETH

WHEREAS, the Issuer the Guarantors, the Trustee and the Security Agent have heretofore executed and delivered an indenture dated as of October 31, 2017 (as supplemented by the First Supplemental Indenture, dated as of December 20, 2018, the “Indenture”) relating to the Issuer’s 9.875% First Priority Secured Notes due 2022 (the “Notes”);

WHEREAS, all of the assets and liabilities of Global Ship Lease 4 Limited (the “Predecessor Guarantor”), a Guarantor under the Indenture, have, or will be simultaneously with the execution of this Supplemental Indenture, transferred to the Guaranteeing Subsidiary in connection with a reorganization of the Predecessor Guarantor in an Eligible Jurisdiction (the “Reorganization”) in accordance with the terms and conditions of the Indenture;

WHEREAS, in connection with the Reorganization, the Predecessor Guarantor will be automatically and unconditionally released and discharged from all of its obligations under the Indenture, the Notes, and the Guarantees, as the case may be, pursuant to the terms of the Indenture and as contemplated by that certain Resignation and Release Deed, dated 17 February 2020, and simultaneously therewith, the Guaranteeing Subsidiary shall succeed to, and be substituted for, the Predecessor Guarantor (so that from and after the date of the Reorganization, the provisions of the Indenture referring to the Predecessor Guarantor shall refer instead to the Guaranteeing Subsidiary), and in furtherance thereof, the Guaranteeing Subsidiary is executing and delivering to the Trustee this Supplemental Indenture pursuant to which the Guaranteeing Subsidiary will unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Security Agent are authorized to execute and deliver this Supplemental Indenture to the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

1

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Indenture, including, but not limited, to Article Ten thereof.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE AND THE SECURITY AGENT. Neither the Trustee nor the Security Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:   17 February, 2020

GLOBAL SHIP LEASE 39 LLC

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact

GLOBAL SHIP LEASE, INC.

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
3

GLOBAL SHIP LEASE SERVICES LIMITED

GLOBAL SHIP LEASE 5 LIMITED

GLOBAL SHIP LEASE 6 LIMITED

GLOBAL SHIP LEASE 7 LIMITED

GLOBAL SHIP LEASE 8 LIMITED

GLOBAL SHIP LEASE 9 LIMITED

GLOBAL SHIP LEASE 10 LIMITED

GLOBAL SHIP LEASE 12 LIMITED

GLOBAL SHIP LEASE 13 LIMITED

GLOBAL SHIP LEASE 14 LIMITED

GLOBAL SHIP LEASE 15 LIMITED

GLOBAL SHIP LEASE 16 LIMITED

GLOBAL SHIP LEASE 20 LIMITED

GLOBAL SHIP LEASE 21 LIMITED

GLOBAL SHIP LEASE 22 LIMITED

GLOBAL SHIP LEASE 23 LIMITED

GSL ALCAZAR INC.

GLOBAL SHIP LEASE 37 LLC

as Guarantors

By:	/s/ Ian Webber
Name: Ian Webber
Title: Authorised Signatory

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Authorised Signatory
4

CITIBANK, N.A., LONDON BRANCH as Trustee

By:	/s/ Cristina Volc
Authorized Signatory
Vice President

CITIBANK, N.A., LONDON BRANCH, as Security Agent

By:	/s/ Cristina Volc
Authorized Signatory
Vice President
5

SECOND SUPPLEMENTAL INDENTURE

(Global Ship Lease 38 LLC)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of 26 February, 2020, among Global Ship Lease, Inc., a Marshall Islands corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Global Ship Lease 38 LLC (the “Guaranteeing Subsidiary”), a subsidiary of the Issuer and Citibank, N.A., London Branch, as trustee (the “Trustee”) and as security agent (the “Security Agent”).

WITNESSETH

WHEREAS, the Issuer the Guarantors, the Trustee and the Security Agent have heretofore executed and delivered an indenture dated as of October 31, 2017 (as supplemented by the First Supplemental Indenture, dated as of December 20, 2018, the “Indenture”) relating to the Issuer’s 9.875% First Priority Secured Notes due 2022 (the “Notes”);

WHEREAS, all of the assets and liabilities of Global Ship Lease 10 Limited (the “Predecessor Guarantor”), a Guarantor under the Indenture, have, or will be simultaneously with the execution of this Supplemental Indenture, transferred to the Guaranteeing Subsidiary in connection with a reorganization of the Predecessor Guarantor in an Eligible Jurisdiction (the “Reorganization”) in accordance with the terms and conditions of the Indenture;

WHEREAS, in connection with the Reorganization, the Predecessor Guarantor will be automatically and unconditionally released and discharged from all of its obligations under the Indenture, the Notes, and the Guarantees, as the case may be, pursuant to the terms of the Indenture and as contemplated by that certain Resignation and Release Deed, dated 26 February 2020, and simultaneously therewith, the Guaranteeing Subsidiary shall succeed to, and be substituted for, the Predecessor Guarantor (so that from and after the date of the Reorganization, the provisions of the Indenture referring to the Predecessor Guarantor shall refer instead to the Guaranteeing Subsidiary), and in furtherance thereof, the Guaranteeing Subsidiary is executing and delivering to the Trustee this Supplemental Indenture pursuant to which the Guaranteeing Subsidiary will unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Security Agent are authorized to execute and deliver this Supplemental Indenture to the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

1

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Indenture, including, but not limited, to Article Ten thereof.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE AND THE SECURITY AGENT. Neither the Trustee nor the Security Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: 26 February, 2020

GLOBAL SHIP LEASE 38 LLC

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact

GLOBAL SHIP LEASE, INC.

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
3

GLOBAL SHIP LEASE SERVICES LIMITED

GLOBAL SHIP LEASE 5 LIMITED

GLOBAL SHIP LEASE 6 LIMITED

GLOBAL SHIP LEASE 7 LIMITED

GLOBAL SHIP LEASE 8 LIMITED

GLOBAL SHIP LEASE 9 LIMITED

GLOBAL SHIP LEASE 12 LIMITED

GLOBAL SHIP LEASE 13 LIMITED

GLOBAL SHIP LEASE 14 LIMITED

GLOBAL SHIP LEASE 15 LIMITED

GLOBAL SHIP LEASE 16 LIMITED

GLOBAL SHIP LEASE 20 LIMITED

GLOBAL SHIP LEASE 21 LIMITED

GLOBAL SHIP LEASE 22 LIMITED

GLOBAL SHIP LEASE 23 LIMITED

GLOBAL SHIP LEASE 37 LLC

GLOBAL SHIP LEASE 39 LLC

GSL ALCAZAR INC.

as Guarantors

By:	/s/ Ian Webber
Name: Ian Webber
Title: Authorised Signatory

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Authorised Signatory
4

CITIBANK, N.A., LONDON BRANCH as Trustee

By:	/s/ Jillian Hamblin
Authorized Signatory
Director

CITIBANK, N.A., LONDON BRANCH, as Security Agent

By:	/s/ Jillian Hamblin
Authorized Signatory
Director
5

SECOND SUPPLEMENTAL INDENTURE

(Global Ship Lease 44 LLC)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of 16 March, 2020, among Global Ship Lease, Inc., a Marshall Islands corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Global Ship Lease 44 LLC (the “Guaranteeing Subsidiary”), a subsidiary of the Issuer and Citibank, N.A., London Branch, as trustee (the “Trustee”) and as security agent (the “Security Agent”).

WITNESSETH

WHEREAS, the Issuer the Guarantors, the Trustee and the Security Agent have heretofore executed and delivered an indenture dated as of October 31, 2017 (as supplemented by the First Supplemental Indenture, dated as of December 20, 2018, the “Indenture”) relating to the Issuer’s 9.875% First Priority Secured Notes due 2022 (the “Notes”);

WHEREAS, all of the assets and liabilities of Global Ship Lease 8 Limited (the “Predecessor Guarantor”), a Guarantor under the Indenture, have, or will be simultaneously with the execution of this Supplemental Indenture, transferred to the Guaranteeing Subsidiary in connection with a reorganization of the Predecessor Guarantor in an Eligible Jurisdiction (the “Reorganization”) in accordance with the terms and conditions of the Indenture;

WHEREAS, in connection with the Reorganization, the Predecessor Guarantor will be automatically and unconditionally released and discharged from all of its obligations under the Indenture, the Notes, and the Guarantees, as the case may be, pursuant to the terms of the Indenture and as contemplated by that certain Resignation and Release Deed, dated 16 March 2020, and simultaneously therewith, the Guaranteeing Subsidiary shall succeed to, and be substituted for, the Predecessor Guarantor (so that from and after the date of the Reorganization, the provisions of the Indenture referring to the Predecessor Guarantor shall refer instead to the Guaranteeing Subsidiary), and in furtherance thereof, the Guaranteeing Subsidiary is executing and delivering to the Trustee this Supplemental Indenture pursuant to which the Guaranteeing Subsidiary will unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Security Agent are authorized to execute and deliver this Supplemental Indenture to the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

1

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Indenture, including, but not limited, to Article Ten thereof.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE AND THE SECURITY AGENT. Neither the Trustee nor the Security Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: 16 March, 2020

GLOBAL SHIP LEASE 44 LLC

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact

GLOBAL SHIP LEASE, INC.

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
3

GLOBAL SHIP LEASE SERVICES LIMITED

GLOBAL SHIP LEASE 5 LIMITED

GLOBAL SHIP LEASE 6 LIMITED

GLOBAL SHIP LEASE 7 LIMITED

GLOBAL SHIP LEASE 9 LIMITED

GLOBAL SHIP LEASE 12 LIMITED

GLOBAL SHIP LEASE 13 LIMITED

GLOBAL SHIP LEASE 14 LIMITED

GLOBAL SHIP LEASE 15 LIMITED

GLOBAL SHIP LEASE 16 LIMITED

GLOBAL SHIP LEASE 20 LIMITED

GLOBAL SHIP LEASE 21 LIMITED

GLOBAL SHIP LEASE 22 LIMITED

GLOBAL SHIP LEASE 23 LIMITED

GSL ALCAZAR INC.

GLOBAL SHIP LEASE 37 LLC

GLOBAL SHIP LEASE 38 LLC

GLOBAL SHIP LEASE 39 LLC

as Guarantors

By:	/s/ Ian Webber
Name: Ian Webber
Title: Authorised Signatory

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Authorised Signatory
4

CITIBANK, N.A., LONDON BRANCH as Trustee

By:	/s/ Laura Hughes
Authorized Signatory
Vice President

CITIBANK, N.A., LONDON BRANCH, as Security Agent

By:	/s/ Laura Hughes
Authorized Signatory
Vice President
5

SECOND SUPPLEMENTAL INDENTURE

(Global Ship Lease 43 LLC)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of 20 March, 2020, among Global Ship Lease, Inc., a Marshall Islands corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Global Ship Lease 43 LLC (the “Guaranteeing Subsidiary”), a subsidiary of the Issuer and Citibank, N.A., London Branch, as trustee (the “Trustee”) and as security agent (the “Security Agent”).

WITNESSETH

WHEREAS, the Issuer the Guarantors, the Trustee and the Security Agent have heretofore executed and delivered an indenture dated as of October 31, 2017 (as supplemented by the First Supplemental Indenture, dated as of December 20, 2018, the “Indenture”) relating to the Issuer’s 9.875% First Priority Secured Notes due 2022 (the “Notes”);

WHEREAS, all of the assets and liabilities of Global Ship Lease 22 Limited (the “Predecessor Guarantor”), a Guarantor under the Indenture, have, or will be simultaneously with the execution of this Supplemental Indenture, transferred to the Guaranteeing Subsidiary in connection with a reorganization of the Predecessor Guarantor in an Eligible Jurisdiction (the “Reorganization”) in accordance with the terms and conditions of the Indenture;

WHEREAS, in connection with the Reorganization, the Predecessor Guarantor will be automatically and unconditionally released and discharged from all of its obligations under the Indenture, the Notes, and the Guarantees, as the case may be, pursuant to the terms of the Indenture and as contemplated by that certain Resignation and Release Deed, dated 20 March 2020, and simultaneously therewith, the Guaranteeing Subsidiary shall succeed to, and be substituted for, the Predecessor Guarantor (so that from and after the date of the Reorganization, the provisions of the Indenture referring to the Predecessor Guarantor shall refer instead to the Guaranteeing Subsidiary), and in furtherance thereof, the Guaranteeing Subsidiary is executing and delivering to the Trustee this Supplemental Indenture pursuant to which the Guaranteeing Subsidiary will unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Security Agent are authorized to execute and deliver this Supplemental Indenture to the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

1

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Indenture, including, but not limited, to Article Ten thereof.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE AND THE SECURITY AGENT. Neither the Trustee nor the Security Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: 20 March, 2020

GLOBAL SHIP LEASE 43 LLC

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact

GLOBAL SHIP LEASE, INC.

By:	/s/ Ian Webber
Name: Ian Webber
Title: Attorney-in-Fact

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Attorney-in-Fact
3

GLOBAL SHIP LEASE SERVICES LIMITED

GLOBAL SHIP LEASE 5 LIMITED

GLOBAL SHIP LEASE 6 LIMITED

GLOBAL SHIP LEASE 7 LIMITED

GLOBAL SHIP LEASE 9 LIMITED

GLOBAL SHIP LEASE 12 LIMITED

GLOBAL SHIP LEASE 13 LIMITED

GLOBAL SHIP LEASE 14 LIMITED

GLOBAL SHIP LEASE 15 LIMITED

GLOBAL SHIP LEASE 16 LIMITED

GLOBAL SHIP LEASE 20 LIMITED

GLOBAL SHIP LEASE 21 LIMITED

GLOBAL SHIP LEASE 23 LIMITED

GSL ALCAZAR INC.

GLOBAL SHIP LEASE 37 LLC

GLOBAL SHIP LEASE 38 LLC

GLOBAL SHIP LEASE 39 LLC

GLOBAL SHIP LEASE 44 LLC

as Guarantors

By:	/s/ Ian Webber
Name: Ian Webber
Title: Authorised Signatory

By:	/s/ Thomas Lister
Name: Thomas Lister
Title: Authorised Signatory
4

CITIBANK, N.A., LONDON BRANCH as Trustee

By:	/s/ Viola Japaul
Authorized Signatory
Director

CITIBANK, N.A., LONDON BRANCH, as Security Agent

By:	/s/ Viola Japaul
Authorized Signatory
Director
5